Exhibit 10.61

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of February 14, 2004, 2004, by and between VIISAGE TECHNOLOGY, INC., a Delaware corporation (the “Company”), and B. G. BECK, a Virginia resident (the “Stockholder”).

RECITALS

WHEREAS, the Company is a party to the Stock Purchase Agreement (the “Purchase Agreement”), dated February 14, 2004 (the “Closing Date”), by and among the Company, Trans Digital Technologies Corporation, a Delaware corporation (“TDT”), and the Stockholder, pursuant to which the Stockholder will sell and transfer to the Company, and the Company will purchase, all of the issued and outstanding securities of TDT and TDT will become a wholly owned subsidiary of the Company;

WHEREAS, pursuant to the Purchase Agreement, the Company agreed, among other things, to issue an aggregate of 5,850,000 shares (the “Original Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”) to the Stockholder as part of the consideration to be paid pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the Company and the Stockholder under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties’ desire to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

(a) “Board” means the Board of Directors of the Company.

(b) “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

(d) “Holders” means the Stockholder and any Permitted Transferees.

(e) “Person” means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(f) “Registrable Securities” means the Original Shares and any Common Stock and other securities of the Company issued or issuable with respect to any Original Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) any registration statement with respect to the sale of such securities shall have become effective under the Securities Act, (ii) they shall have become eligible for sale to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been sold or otherwise transferred to any Person other than a Permitted Transferee, or (iv) they shall have ceased to be outstanding.

(g) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

(h) “Shares” means and includes all Original Shares and any shares of Stock hereafter acquired by the Stockholder (or any Permitted Transferee).

(i) “Stock” shall mean and include all shares of Common Stock and all other securities of the Company which may be issued in exchange for or in respect of shares of Common Stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

2. Registration Requirements.

2.1 Shelf Registration.

(a) Subject to Section 2.1(b), as soon as reasonably practicable after the Closing Date, the Company shall (i) file with the Commission a registration statement (the “Registration Statement”) on Form S-3 (or a successor form) covering the resale to the public by the Holders of the Registrable Securities, and (ii) use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof with the Commission. Except as otherwise expressly provided herein, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (A) two (2) years from the date the Registration Statement is declared effective, or (B) such date on which all of the Registrable Securities registered thereunder have been sold.

(b) Notwithstanding the provisions of this Section 2.1, the Company’s obligations to file the Registration Statement or cause such Registration Statement to become effective shall be suspended for such period, not to exceed one hundred twenty (120) days, as the Company deems reasonably necessary if there is the occurrence or existence of any event, fact or pending corporate development (a “Corporate Development”) that, in the good faith determination of the Board, makes it appropriate to suspend the Company’s obligations to file the Registration Statement and cause it to become effective.

2.2 Registration Procedures. If and whenever the Company is required to effect the registration of the Registrable Securities in accordance with Section 2.1, the Company shall:

(a) prepare and file with the Commission an appropriate form of the Registration Statement and such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, and use commercially reasonable efforts to cause the Registration Statement, and each such amendment and supplement, to become and remain effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities;

(b) furnish to the Holders such reasonable number of copies of the prospectus, including the preliminary prospectus, Registration Statement, and any amendments (in each case, including all exhibits) in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of Registrable Securities by them and otherwise comply with Section 2.3(c) below;

(c) use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such states and jurisdictions as shall be reasonably requested by the Holders, to cause all Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the transfer or disposition of Registrable Securities, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect and do any and all other acts and things that may be necessary to enable the Holders to consummate the transfer or disposition in such states and jurisdictions of the Registrable Securities owned by the Holders, including the removal of legends from certificates registered pursuant to the Registration Statement (and to the end of removing the legend from certificates, if the Company is required to do so by the Company’s transfer agent and the facts underlying the sale are made available to the Company’s counsel by way of representations reasonably acceptable to such counsel, the Company shall deliver to its transfer agent an opinion of counsel in form and substance reasonably acceptable to the transfer agent and reasonably capable of being given by such counsel (with a copy to such Holder)); except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such state or jurisdiction;

(d) notify each Holder, at any time when a prospectus relating thereto covered by such Registration Statement is required to be delivered under the Securities Act while the Registrable Securities are subject to this Agreement, of (i) the issuance by the Commission or any state or other jurisdiction of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of a Corporate Development that, in the good faith determination of the Board, makes it appropriate to suspend the availability of the Registration Statement and the related prospectus. Upon the occurrence of any of clause (i), (ii), or (iii) above, then the Company shall, as promptly as is reasonably practicable, (A) in the case of clause (ii) above, prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and prospectus so that the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, use all commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (B) give notice to the Holders of any Registrable Securities that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Holder shall cease making offers and sales of any Registrable Securities pursuant to the Registration Statement and the prospectus until such Holder’s receipt of copies of the supplemented or amended Registration Statement and prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the Registration Statement and prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in the Registration Statement and prospectus. Notwithstanding the foregoing, the Company will use commercially reasonable efforts to ensure that offers and sales of Registrable Securities under the Registration Statement and prospectus may be resumed (x) in the case of clause (i) above, as promptly as is practicable, (y) in the case of clause (ii) above, as soon as, in the good faith determination of the Board, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (iii) above, as soon as, in the good faith determination of the Board, such suspension is no longer appropriate, but in no event longer than one hundred twenty (120) days after delivery of the Deferral Notice;

(e) promptly apply for listing and list the Registrable Securities on the National Association of Securities Dealers Automatic Quotation System or any national securities exchange or other automated interdealer quotation system on which a class of the Company’s equity securities is listed;

(f) promptly notify the Holders: (i) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to the Registration Statement or any prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as the Holders may reasonably request;

(h) in the event of the issuance of any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of any Registration Statement or any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable

Securities for sale in any jurisdiction, the Company promptly will use commercially reasonable efforts to obtain its withdrawal; and

(i) provide the Holders and their counsel and accountants, the opportunity to participate (by delivery of written comments to the Company) in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

2.3 Requirements of Holders.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 2 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Registrable Securities. To the extent a Holder fails to provide such information in a timely manner, and if the Company determines it appropriate and reasonable, the Company may either (i) delay the filing of the Registration Statement until the Holder provides such information, or (ii) upon the written request of Holders holding a majority of the Registrable Securities, exclude the Registrable Securities held by such Holder from registration under the Registration Statement.

(b) No Holder shall distribute any prospectus or make any offer to sell (or solicit any offer to purchase) or sell any Registrable Securities in a transaction covered by the Registration Statement and any prospectus thereunder from and after the time that the Company delivers a Deferral Notice to such Holder until such time as such Holder may resume offers and sales of Registrable Securities under Section 2.2(d).

(c) Each Holder shall comply with the prospectus delivery requirements of the Securities Act in connection with offers to sell, solicitations of offers to purchase, and sales of Registrable Securities in connection with any offer or sale pursuant to the Registration Statement.

2.4 Expenses of Registration. In connection with the registration, filing or qualification of Registrable Securities pursuant to this Agreement, the Company shall pay the following expenses incurred in connection with such registration: (a) all registration and filing fees with the Commission and National Association of Securities Dealers, Inc., (b) all fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (e) all fees and expenses of counsel to the Company and its independent certified public accountants (including fees and expenses associated with the certified audits or the delivery of comfort letters), (f) all fees and expenses of any additional experts retained by the Company in connection with such registration, and (g) all compensation of regular employees of the Company. The Holders shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of the Holders and fees and expenses of their counsel.

2.5 Indemnification.

(a) The Company shall indemnify and hold harmless each selling Holder, the officers, directors, partners, agents and employees of each selling Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act and their agents (collectively, the “Holder Indemnitees”), against any losses, claims, damages or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any matter relating to the Registration Statement (each, a “Violation”); provided, however, the indemnity agreement contained in this Section 2.5(a) shall not (i) apply to any loss, claim, damage, liability or action arising out of, or based upon, a Violation which occurs in reliance upon and in conformity with written information furnished by any Holder; or (ii) in the case of a sale directly by a Holder (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), inure to the benefit of any Person to the extent that any such loss, claim, damage, liability or action results from an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

(b) Each Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each agent and any underwriter for the Company, and any other selling Holder or other stockholder selling securities in such Registration Statement or any of its directors, officers, partners, agents or employees or any Person who controls such selling Holder or such other stockholder or such underwriter (collectively, the “Company Indemnitees”) against any losses, claims, damages or liabilities (joint or several) to which any Company Indemnitee may become subject under the Securities Act, the Exchange Act or other federal or state law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 2.5(b) shall not, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), inure to the benefit of any Person to the extent that any such loss, claim, damage, liability or action results from an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

(c) Promptly after receipt by any Company Indemnitee or Holder Indemnitee (collectively, the “Indemnitees”) under this Section 2.5 of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that such Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such Indemnitee and any other party represented by such counsel in such proceeding. In no event shall the Indemnitees be entitled to more than one firm of counsel at the expense of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnitee under this Section 2.5 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to such Indemnitee otherwise than under this Section 2.5. If the indemnifying party advises an Indemnitee that it will contest a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such Indemnitee of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnitee may, at its option, defend, settle or otherwise compromise or pay such action or claim in each case at the indemnifying party’s expense. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnitee’s reasonable costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or claim. The indemnifying party shall keep the Indemnitee fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects not to defend any such action or claim, the Indemnitee party shall keep the indemnifying party informed at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a general written release from all liability with respect to such claim or litigation.

(d) The obligations of the Company and the Holders under this Section 2.5 shall survive the completion of any offering of Registrable Securities in a Registration Statement whether under this Article 2 or otherwise.

(e) If the indemnification provided for in this Section 2.5 is unavailable to a party that would have been an Indemnitee under this Section 2.5 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 2.5(e) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of an Indemnitee against an indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

2.6 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts:

(a) to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act and the rules and regulations promulgated thereunder;

(b) if not required to file such reports and documents referred to in subsection (a) above, to keep publicly available certain information regarding the Company, as contemplated by Rule 144(c)(2) of the Securities Act; and

(c) to take all other actions reasonably necessary to enable a Holder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144.

3. Lock-up Agreement.

3.1 Lock-up. Subject to the terms of that certain Letter Agreement dated February 14, 2004 by and among the Company, the Stockholder and Lau Technologies, the Stockholder hereby agrees that, during the period beginning from the date of this Agreement until the date that is one (1) year after the Closing Date, such Holder will not, without the prior written consent of the Company, directly or indirectly, (a) offer, sell, contract to sell, assign, transfer, encumber, pledge, grant any option to purchase, make any short sale or otherwise dispose of any of the Shares, (b) enter into or establish any arrangement constituting a “put equivalent position,” as defined by Rule 16a-1(h)

promulgated under the Exchange Act, (c) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Shares, (d) except as expressly permitted by this Agreement, exercise any registration rights with respect to any Shares, or (e) announce an intent to do any of the forgoing.

3.2 Permitted Transfers. Notwithstanding the foregoing, a Holder may transfer any Shares to a Permitted Transferee in accordance with Section 7.

3.3 Specific Enforcement. The Stockholder expressly agrees that the Company will be irreparably damaged if this Article 3 is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Article 3 by the Stockholder (or any Permitted Transferee), then the Company shall, in addition to all other remedies, be entitled to seek a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

4. Legends. Each certificate evidencing any of the Registrable Securities shall bear a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

In addition, each certificate evidencing any of the Original Shares shall bear a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

The Company agrees to take such necessary steps to remove the foregoing legends upon request by the Holders and upon receipt from the Holders of appropriate documents, including an opinion of counsel reasonably acceptable to the Company, to support the request for such removal.

5. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission against facsimile confirmation or mailed by a nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

If to the Company to:

Viisage Technology, Inc.

30 Porter Road

Littleton, Massachusetts 01460

Facsimile No.: (978) 952.2225

Attn: Bernard C. Bailey, President

with a copy (which shall not constitute notice) to:

Venable LLP

8010 Towers Crescent Drive, Suite 300

Vienna, Virginia 22182

Facsimile No.: (703) 821-8949

Attn: Joseph C. Schmelter, Esq.

If to the Stockholder:

c/o Trans Digital Technologies Corporation

1215 Jefferson Davis Highway

Suite 1105

Arlington, Virginia 22202

Facsimile No.: (703) 414.5835

with a copy (which shall not constitute notice) to:

Williams Mullen

1666 K Street, N.W., Suite 1200

Washington, D.C. 20006

Facsimile No.: (202) 293-5939

Attn: James A. Blalock, III, Esq.

Or in the case of any Permitted Transferee, to the address and/or facsimile number such Permitted Transferee shall have provided to the Company in writing.

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 5, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 5, be deemed given upon facsimile confirmation, and (c) if delivered by overnight courier to the address as provided in this Section 5, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 5). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

6. Course of Dealing; Amendments, Waivers and Consents. No course of dealing between the parties shall operate as a waiver of any party’s rights under this Agreement. Each party acknowledges that if any party, without being required to do so by this Agreement, gives any notice or information to, or obtains any consent from, the other party, such party shall not by implication have amended, waived or modified any provision of this Agreement, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission on the part of any party in exercising any right under this Agreement shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No amendment, waiver or consent with respect to this Agreement shall be binding unless it is in writing and signed by each of the Company and the Holders of a majority of the Registrable Securities.

7. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and each of their respective successors and assigns; provided, however, that the rights of the Stockholder under this Agreement shall not inure to the benefit of and be enforceable by any successor or assignee of the Stockholder other than any successor or assignee that is controlled by, under common control with, or controls the Stockholder or who is a member of the “immediate family” (as such term is defined under Rule 16a-1(e) promulgated by the Commission under the Exchange Act) of the Stockholder (a “Permitted Transferee”), provided, however, that any such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement to which the Stockholder is subject.

8. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

9. Governing Law, Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts entered into by Delaware residents and performed entirely in Delaware, without giving effect to its principles or rules regarding conflicts of laws, other than such principles directing application of the laws of Delaware. Each party hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or assigns shall be brought and determined only by either a state court or federal court sitting in the Commonwealth of Massachusetts or the Commonwealth of Virginia and each party hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counter claim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 9, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Without limitation of the foregoing, no party shall have the right to request or demand that any legal action or proceeding brought by another party in Massachusetts be transferred to Virginia or vice versa.

10. WAIVER OF TRIAL BY JURY. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, THE PARTIES HERETO CONSENT TO TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION OR PROCEEDING.

11. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

12. Entire Agreement. This Agreement, along with that certain side letter agreement dated February 14, 2003, by and among BGB, Parent and Lau Technologies, embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

13. Severability. If any provision of this Agreement, or the application of such provisions to any party or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to the parties or circumstances other than those to which it is held invalid, shall not be affected thereby.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

COMPANY:

VIISAGE TECHNOLOGY, INC.

By:	/s/ BERNARD C. BAILEY
	Name:	Bernard C. Bailey
	Title:	President

STOCKHOLDER:

/s/ B.G. BECK
B. G. Beck